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Exhibit 10.41

AMENDMENT NUMBER TWO TO
TRADEMARK LICENSE AGREEMENT

        This Amendment Number Two, dated as of March ~ 2003 (this "Amendment"), to the Trademark License Agreement, dated as of February 21,2001 (the "Existing Agreement"), by and among Mrs. Fields' Original Cookies, Inc. ("Mrs. Fields"), a Delaware corporation, and Nonni's Food Company, Inc. ("Nonni's"), a Florida corporation. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the existing Agreement.

RECITALS

        WHEREAS, the parties desire to amend certain terms of the Existing Agreement and Amendment Number One, dated as of January 17, 2002.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

  1.
  Amendment.

  1.1
  The Amendment Number One is hereby amended by deleting Section l(a) and inserting the following in lieu thereof:

              "1 (a) "Designated Distribution Channels" shall mean vending, restaurants, universities, schools, hospitals, corporate feeder programs, food service distributors, prisons, stadiums, athletic clubs, airlines (excluding first-class service in United, and Northwest) and other similar food service pre-baked food and snack food service distribution channels."

    1.2
    The Existing Agreement is hereby amended by deleting Section 1 (1) and inserting the following in lieu thereof:

              "1(1) "Territory" shall mean the United States of America, Canada, Mexico, and until Mrs. Fields enters into a separate third party agreement, the United Kingdom, Guam, Japan, and the Philippines (Nonni's agrees to pay 1% of gross sales to the current franchisee in the Philippines)."

  2.
  Miscellaneous.

  2.1
  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and the respective successors and assigns.

  2.2
  In case any provision or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

  2.3
  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

  2.4
  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH.

  2.5
  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NONNI'S FOOD COMPANY, INC.
By:	/s/ TIM BRUER
Its:	CEO
THE MRS. FIELDS' BRAND, INC.
By:	/s/ MICHAEL WARD
Its:	Sr. Vice President

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AMENDMENT NUMBER TWO TO TRADEMARK LICENSE AGREEMENT